UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 16, 2004

Noven Pharmaceuticals, Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17254	59-2767632
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11960 S.W. 144th Street, Miami, Florida		33186
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	305-253-5009

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 16, 2004, the Board of Directors ("Board") of Noven Pharmaceuticals, Inc. (the "Company") increased the size of the Board to seven persons and appointed Pedro P. Granadillo as a new member of the Board. Mr. Granadillo was also appointed to the Company's Compensation and Stock Option Committee. A copy of the press release issued by the Company announcing Mr. Granadillo's appointment to the Board is attached as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release of Noven Pharmaceuticals, Inc. dated November 19, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noven Pharmaceuticals, Inc

November 19, 2004	By:	/s/ Jeffrey F. Eisenberg

Name: Jeffrey F. Eisenberg
Title: Vice President - Strategic Alliances, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Noven Pharmaceuticals, Inc. dated November 19, 2004.